Forward Funds

101 California Street, 16th Floor

San Francisco, California 94111

November 15, 2013

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549-1520

RE:	Forward Funds (“Registrant”)

File Nos: 033-48940

   811-06722

On behalf of the Registrant and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated October 30, 2013, to the Prospectus dated May 1, 2013, for Class A, Class C, Advisor Class, Investor Class and Institutional Class shares of the Forward Credit Analysis Long/Short Fund (the “Fund”). The purpose of the filing is to re-submit the 497(c) filing dated October 30, 2013 in XBRL for the Fund. The revised “Principal Investment Strategy” and a new paragraph under “Performance Information” were not included in the XBRL filing that was filed on November 8, 2013.

If you have any questions regarding this filing, please contact Erin Nelson, Vice President and Assistant General Counsel with the Registrant’s service provider, ALPS Fund Services, Inc., at (720) 917-0602.

Sincerely,

/s/ Robert S. Naka
Robert S. Naka
Secretary and Vice President, Funds